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                                                                   Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

                  In connection with the Annual Report on Form 10-K of Datascope Corp. (the "Company") for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/ Lawrence Saper
August 23, 2002                 -----------------------------
                                Lawrence Saper
                                Chairman of the Board and Chief Executive
                                Officer


                                /s/ Leonard S. Goodman
                                -----------------------------
                                Leonard S. Goodman
                                Vice President, Chief Financial Officer and
                                Treasurer